Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear Announces $100 Million Share Repurchase Plan

Carlsbad, Calif. – February 24, 2021 – MaxLinear, Inc. (NYSE: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced its board of directors has authorized a share buyback plan for the repurchase of up to $100 million of the company’s common stock. The timing and amount of any repurchase transactions will be made by management in its discretion, depending on numerous factors, including market and economic conditions generally, the trading price of MaxLinear’s common stock, and other relevant corporate considerations. Any purchases will be funded from available working capital and may be effected through open market or privately negotiated transactions or otherwise.
The term of the current repurchase authorization will expire on February 16, 2024. The program does not obligate the company to acquire any particular amount of common stock and may be modified or suspended at any time at the company’s discretion.
“We are excited about our future as we continue to drive growth in our data connectivity and access platforms, 5G wireless infrastructure, high speed optical datacenter interconnects, and power and industrial interfaces,” said Kishore Seendripu, Ph.D., MaxLinear’s Chairman and Chief Executive Officer. “The stock repurchase program we are announcing today demonstrates our confidence in our long-term growth prospects and commitment to delivering stockholder value.”
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE: MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for the connectivity and access, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL and the MaxLinear logo are trademarks of MaxLinear, Inc. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:

Steven Litchfield
Tel: 949-333-0080
IR@maxlinear.com

Cautionary Note Concerning Forward-Looking Statements
This press release contains “forward-looking” statements within the meaning of federal securities laws. Forward-looking statements include, among others, statements concerning or implying MaxLinear’s intent to repurchase shares of its common stock as well as its growth prospects in principal target markets, its future financial performance, and its ability to positively affect shareholder value. These forward-looking statements are based on management’s current, preliminary expectations and involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from any future results expressed or implied by these forward-looking statements. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” or similar expressions and include the assumptions that underlie such statements. MaxLinear is under no obligation to repurchase any shares and will exercise its discretion as to whether, when, or to what extent it may effect such repurchases. In addition, MaxLinear’s business and operations are subject to numerous risks and uncertainties that could affect its operating results and liquidity position and which could, consequently, affect MaxLinear’s willingness or ability to engage in share repurchases. Among other matters, MaxLinear has incurred substantial acquisition-related indebtedness and covenants in the applicable credit agreements may limit its ability to effect repurchases. Other risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements in this press release or that could adversely affect MaxLinear’s business, operating results, liquidity position, and stock price include the following: decisions concerning capital allocation generally and more specifically decisions with respect to investments in product research and development; continued integration risks arising from recent acquisitions; the risk that recent strong demand in MaxLinear’s broadband markets may not continue as the COVID-19 pandemic improves around the world; intense competition in our industry and product markets; risks relating to the development, testing, and commercial introduction of new products and product functionalities; the ability of our customers to cancel or reduce orders; potential decreases in average selling prices; and uncertainties concerning how end user markets for our products will develop. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in MaxLinear’s filings with the Securities and Exchange Commission, including, without limitation, those set forth in MaxLinear’s most recent Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. MaxLinear is providing this information as of the date of this release and does not undertake any obligation to update any forward-looking statements contained in this release as a result of new information, future events, or otherwise.